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                                                                  Exhibit 99.B14
                                 CONTROL LIST
                                 ------------

     The Registrant, American National Variable Annuity Separate Account, is a separate account of American National Insurance Company, a Texas insurance company The Libbie Shearn Moody Trust owns approximately 37.46% of the outstanding stock of American National Insurance Company. The Moody Foundation, which has a 75% contingent remainder interest in the Libbie Shearn Moody Trust, owns approximately 23.63% of the outstanding stock of American National Insurance Company.

     The Trustees of The Moody Foundation are Mrs. Frances Moody Newman, Robert
L. Moody and Ross Rankin Moody. Robert L. Moody is a life income beneficiary of the Libbie Shearn Moody Trust and Chairman of the Board, Director, President and Chief Executive Officer of American National Insurance Company. Robert L. Moody has assigned his interest in the Libbie Shearn Moody Trust to National Western Life Insurance Company, a Colorado insurance company of which he is also Chairman of the Board, a Director and controlling shareholder.

     The Moody National Bank of Galveston is the trustee of the Libbie Shearn Moody Trust and various other trusts which, in the aggregate, own approximately 44% of the outstanding stock of American National Insurance Company. Moody Bank Holding Company, Inc. owns approximately 97% of the outstanding shares of The Moody National Bank of Galveston. Moody Bank Holding Company, Inc. is a wholly owned subsidiary of Moody Bancshares, Inc. The Three R Trusts, trusts created by Robert L. Moody for the benefit of his children, are controlling stockholders of Moody Bancshares, Inc.

     The Moody Foundation owns 33.0% and the Libbie Shearn Moody Trust owns 51.0% of the outstanding stock of Gal-Tex Hotel Corporation, a Texas corporation. Gal-Tex Hotel Corporation has the following wholly-owned subsidiaries, listed in alphabetical order:

          Gal-Tenn Hotel Corporation
          Gal-Tex Management Company
          Gal-Tex Woodstock, Inc.
          GTG Corporation
          New Paxton Hotel Corporation

     American National owns a direct or indirect interest in the following entities, listed in alphabetical order:

Entity:  Alternative Benefit Management, Inc.
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Entity Form: a Nevada corporation
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Ownership or Other Basis of Control: ANTAC, Inc. owns all of the outstanding
-----------------------------------
common stock.

Entity:  American Hampden Joint Venture
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Entity Form: a Texas joint venture
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Ownership or Other Basis of Control:  American National Insurance Company owns a
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98% interest.


Entity: American National de Mexico, Compania de Seguras de Vida, S.A. de C.V.
------

Entity Form: a Mexico insurance company
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Ownership or Other Basis of Control: ANMEX International, Inc. owns 99.9%, and
-----------------------------------
ANMEX International Services, Inc. owns 0.10%.


Entity:  American National of Delaware Corporation
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Entity Form:  a Delaware corporation (inactive)
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Ownership or Other Basis of Control:  Wholly owned subsidiary of American
-----------------------------------
National Insurance Company


Entity:  American National Financial Corporation
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Entity Form: a Texas corporation (inactive)
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Ownership or Other Basis of Control:  Wholly owned subsidiary of American
-----------------------------------
National Property and Casualty Company


Entity:  American National Financial Corporation (Delaware)
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Entity Form: a Delaware corporation (inactive)
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Ownership or Other Basis of Control:  Wholly owned subsidiary of American
-----------------------------------
National Insurance Company.


Entity:  American National Financial Corporation (Nevada)
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Entity Form: a Nevada corporation (inactive)
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Ownership or Other Basis of Control:  Wholly owned subsidiary of American
-----------------------------------
National Insurance Company.


Entity:  American National General Insurance Company
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Entity Form: a Missouri insurance company
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Ownership or Other Basis of Control:  Wholly owned subsidiary of American
-----------------------------------
National Property and Casualty Company.


Entity:  American National Insurance Service Company
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Entity Form: a Missouri corporation
-----------

Ownership or Other Basis of Control:  Wholly owned subsidiary of American
-----------------------------------
National Property and Casualty Company.


Entity:  American National Investment Accounts, Inc.
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Entity Form:  a Maryland corporation - registered investment company
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Ownership or Other Basis of Control:  Investment Advisory Agreement with
-----------------------------------
Securities Management and Research, Inc. Also, American National Insurance Company and Securities Management and Research, Inc. own all of the outstanding stock of the Company.


Entity:  American National Life Insurance Company of Texas
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Entity Form: a Texas insurance company
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Ownership or Other Basis of Control:  Wholly owned subsidiary of American
-----------------------------------
National Insurance Company


Entity:  American National Lloyds Insurance Company
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Entity Form:  a Texas insurance company
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Ownership or Other Basis for Control: ANPAC Lloyds Management, Inc. is attorney-
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in-fact


Entity: American National Promotora de Ventas, S.A. de C.V.
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Entity Form: a Mexico company
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Ownership or Other Basis of Control: ANMEX International Services, Inc. owns
-----------------------------------
99.9%, and ANMEX International, Inc. owns 0.10%.


Entity:  American National Property and Casualty Company
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Entity Form: a Missouri insurance company
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Ownership or Other Basis of Control:  Wholly owned subsidiary of American
-----------------------------------
National Insurance Company.


Entity:  ANDV 97, Inc.
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Entity Form: a Texas corporation
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Ownership or Other Basis of Control:  Wholly owned subsidiary of ANTAC, Inc.
-----------------------------------


Entity: ANIND TX, Inc.
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Entity Form: a Texas corporation
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Ownership or Other Basis of Control: Wholly owned subsidiary of ANREM
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Corporation


Entity:  ANMEX International, Inc.
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Entity Form: a Nevada corporation
-----------

Ownership or Other Basis of Control:  Wholly owned subsidiary of American
-----------------------------------
National Insurance Company.


Entity:  ANMEX International Services, Inc.
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Entity Form: a Nevada corporation
-----------

Ownership or Other Basis of Control:  Wholly owned subsidiary of American
-----------------------------------
National Insurance Company.


Entity:  ANPAC General Agency of Texas
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Entity Form: a Texas corporation
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Ownership or Other Basis of Control:  Wholly owned subsidiary of American
-----------------------------------
National Property and Casualty Company.


Entity:  ANPAC Lloyds Insurance Management, Inc.
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Entity Form:  a Texas corporation
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Ownership or Other Basis for Control:  Wholly owned subsidiary of American
------------------------------------
National Property and Casualty Company


Entity:  ANREM Corporation
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Entity Form: a Texas corporation
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Ownership or Other Basis of Control:  Wholly owned subsidiary of Securities
-----------------------------------
Management and Research, Inc.


Entity:  ANTAC, Inc.
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Entity Form: a Nevada corporation
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Ownership or Other Basis of Control:  Wholly owned subsidiary of American
-----------------------------------
National Insurance Company


Entity: AN/WRI Partnership, Ltd.
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Entity Form: a Texas limited partnership
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Ownership or Other Basis of Control: Eagle AN, L.P. owns an 80% limited
-----------------------------------
partnership interest



Entity:  Beechwood Business Park Joint Venture.
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Entity Form: a Texas limited partnership
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Ownership or Other Basis of Control: ANDV 97, Inc. owns a 50% limited
-----------------------------------
partnership interest.


Entity:  Comprehensive Investment Services, Inc.
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Entity Form: a Nevada corporation
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Ownership or Other Basis of Control:  Wholly owned subsidiary of American
-----------------------------------
National Insurance Company.


Entity: Eagle 99, Inc.
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Entity Form: a Nevada corporation
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Ownership or Other Basis of Control: Wholly owned subsidiary of ANTAC, Inc.
-----------------------------------


Entity: Eagle AN, L.P.
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Entity Form: a Texas limited partnership
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Ownership or Other Basis of Control: Eagle 99, Inc. owns a 99.9% limited
-----------------------------------
partnership interest.  ANIND TX, Inc. owns a 0.10% general partnership interest.


Entity: Eagle Ind., L.P.
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Entity Form: a Texas limited partnership
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Ownership or Other Basis of Control: American National Insurance Company owns a
-----------------------------------
99.9% limited partnership interest. ANIND TX, Inc. owns a 0.10% general partnership interest.


Entity:  Fairway Plaza Associates, L.P.
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Entity Form: a Texas limited partnership
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Ownership or Other Basis of Control: ANREM Corporation owns a 50% limited
-----------------------------------
partnership interest.


Entity:  Galveston Health Network, Inc.
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Entity Form: a Texas corporation (inactive)
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Ownership or Other Basis of Control:  Wholly owned subsidiary of American
-----------------------------------
National Insurance Company.


Entity:  Garden State Life Insurance Company
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Entity Form: a Texas insurance company
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Ownership or Other Basis of Control:  Wholly owned subsidiary of American
-----------------------------------
National Insurance Company.


Entity:  Gateway Park Joint Venture
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Entity Form: a Texas joint venture
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Ownership or Other Basis of Control:  South Shore Harbour Development, Ltd. has
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a 50% interest.


Entity:  Harbour Title Company
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Entity Form: a Texas corporation
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Ownership or Other Basis of Control:  South Shore Harbour Development, Ltd. owns
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50% of the outstanding stock.


Entity: Hicks, Muse, Tate & Furst Equity Fund III, L.P.
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Entity Form: a Delaware limited partnership
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Ownership or Other Basis of Control: American National Insurance Company owns a
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limited partnership interest.


Entity: Hicks, Muse, Tate & Furst Equity Fund IV, L.P.
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Entity Form: a Delaware limited partnership
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Ownership or Other Basis of Control: American National Insurance Company owns a
-----------------------------------
limited partnership interest.


Entity: I-10 Westview Partnership, Ltd.
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Entity Form: a Texas limited partnership
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Ownership or Other Basis of Control: ANDV 97, Inc. owns a 50% interest
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Entity:  IAH 97 Joint Venture
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Entity Form: a Texas general partnership
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Ownership or Other Basis of Control: ANDV 97, Inc. has a 50% interest.
-----------------------------------


Entity:  Kearns Building Joint Venture
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Entity Form: a Texas joint venture
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Ownership or Other Basis of Control:  American National Insurance Company owns a
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85% interest.


Entity: Lincolnshire Equity Fund, L.P.
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Entity Form: a Delaware limited partnership
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Ownership or Other Basis of Control: American National Insurance Company owns a
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limited partnership interest.


Entity: Lincolnshire Equity Fund II, L.P.
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Entity Form: a Delaware limited partnership
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Ownership or Other Basis of Control: American National Insurance Company owns a
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limited partnership interest.


Entity:  Pacific Property and Casualty Company
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Entity Form: a California corporation
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Ownership or Other Basis of Control:  Wholly owned subsidiary of American
-----------------------------------
National Property and Casualty Company


Entity: Panther Creek Limited Partnership
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Entity Form: a Texas limited partnership
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Ownership or Other Basis of Control: American National Insurance Company owns a
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99% limited partnership interest


Entity: PCO Corporate Drive Limited Partnership
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Entity Form: a North Carolina limited partnership
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Ownership or Other Basis of Control: Eagle AN, L.P. owns a 1% interest
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Entity:  Rutledge Partners, L.P.
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Entity Form: a Texas limited partnership
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Ownership or Other Basis of Control:  American National Insurance Company owns a
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50% interest.


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Entity: Securities Management and Research, Inc.
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Entity Form:  a Florida corporation - a registered broker-dealer and investment
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adviser

Ownership or Other Basis of Control: wholly-owned subsidiary of American
-----------------------------------
National Insurance Company


Entity: Servicios de Administracion American National, S.A. de C.V.
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Entity Form: a Mexico company
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Ownership or Other Basis of Control: ANMEX International Services, Inc. owns
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99.9%, and ANMEX International, Inc. owns 0.10%.


Entity: SM&R Balanced Fund, Inc.
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Entity Form:  a Maryland corporation - a registered investment company
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Ownership or Other Basis of Control:  Investment Advisory Agreement with
-----------------------------------
Securities Management and Research, Inc. Also, American National Insurance Company and Securities Management and Research, Inc. own stock of the Company.


Entity: SM&R Equity Income Fund, Inc.
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Entity Form:  a Maryland corporation - registered investment company
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Ownership or Other Basis of Control:  Investment Advisory Agreement with
-----------------------------------
Securities Management and Research, Inc. Also, American National Insurance Company and Securities Management and Research, Inc. own stock of the Company.


Entity: SM&R Growth Fund, Inc.
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Entity Form:  a Maryland corporation - registered investment company
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Ownership or Other Basis of Control:  Investment Advisory Agreement with
-----------------------------------
Securities Management and Research, Inc. Also, American National Insurance Company and Securities Management and Research, Inc. own stock of the Company.


Entity:  SM&R Investments, Inc.
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Entity Form:  a Maryland corporation - a registered investment company
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Ownership or Other Basis of Control:  Investment Advisory Agreement with
-----------------------------------
Securities Management and Research, Inc. Also, the Company consists of four different series: Government Bond Fund, Primary Fund, Tax Free Fund, and Money Market Fund. American National Insurance Company and Securities Management and Research, Inc. own stock in each. Various subsidiaries of American National Insurance Company own stock in the Primary Fund and the Money Market Fund.


Entity:  South Shore Harbour Development, Ltd.
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Entity Form: a Texas limited partnership
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Ownership or Other Basis of Control:  ANTAC, Inc. owns a 95% limited partnership
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interest.  ANREM Corp. owns a 5%


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general partnership interest.


Entity:  Standard Life and Accident Insurance Company
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Entity Form: an Oklahoma insurance company
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Ownership or Other Basis of Control:  Wholly owned subsidiary of American
-----------------------------------
National Insurance Company.


Entity: Starvest Partners, L.P.
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Entity Form: a Delaware limited partnership
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Ownership or Other Basis of Control: American National Insurance Company owns a
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limited partnership interest.


Entity:  Third and Catalina, Ltd.
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Entity Form: a Texas limited partnership
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Ownership or Other Basis of Control:  American National Insurance Company owns a
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49% limited partnership interest.


Entity: Thomas Weisel Capital Partners, L.P.
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Entity Form: limited partnership
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Ownership or Other Basis of Control: American National Insurance Company owns a
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limited partnership interest.


Entity:  Timbermill, Ltd.
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Entity Form: a Texas joint venture
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Ownership or Other Basis of Control:  American National Insurance Company owns a
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99% limited partnership interest.


Entity:  Town and Country Joint Venture
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Entity Form: a Texas joint venture
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Ownership or Other Basis of Control: ANDV 97, Inc. owns a 99% limited
-----------------------------------
partnership interest.